415 SA-1 01/11

SUPPLEMENT DATED JANUARY 21, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

OF

TEMPLETON GLOBAL OPPORTUNITIES TRUST

The Statement of Additional Information is amended as follows:

I. The following paragraphs are added to the section "Management and Other Services" immediately preceding “Management fees” on page 23:

At a meeting held on January 14, 2011, shareholders of the Fund approved new Sub-Advisory Agreements between Templeton Investment Counsel, LLC (Investment Counsel) and Templeton Asset Management Ltd. (Asset Management) and between Investment Counsel and Franklin Templeton Investments (Asia) Limited (FTIA) (each the “Agreement”). Each Agreement will have terms not to exceed two (2) years, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust), or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

Asset Management provides day-to-day management services to the Fund and, in its discretion, may request FTIA to assist Asset Management.

Investment Counsel will pay TAML a fee equal to ninety percent (90%) of the advisory fee paid to Investment Counsel by the Fund, less any amount paid to FTIA.

II. The first two paragraphs and table in the section "Portfolio Managers" beginning on page 23 are replaced with the following:

This section reflects information about the portfolio manager as of December 31, 2010.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million) [1]
Alan Chua[2]	0	N/A	11	2,458.8	14	4,048.1
Joanne Wong[2]	0	N/A	3	388.6	5	864.7
Cindy L. Sweeting	21	49,195.0	8	9,506.7	17	4,237.6

1.        The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

2.        Of these accounts, Mr. Chua and Ms. Wong manage $360.3 million in assets of other accounts with a performance fee.

III. The table in the section "Ownership of Fund shares" on page 25 is replaced with the following:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Alan Chua	None
Joanne Wong	None
Cindy L. Sweeting	$50,001 - $100,000

Please keep this supplement for future reference.